UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2006

AEROBIC CREATIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51091	20-0781155
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

547 Boulevard
Kenilworth, New Jersey	07033
(Address of Principal Executive Offices)	(Zip Code)

1 (908) 497-0280
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

     Aerobic Creations, Inc. (“we,” “us” or the “Company”) hereby amends and restates in their entirety Item 4.01 and Exhibit 16.1 of its Report on Form 8-K filed on November 13, 2006 (the “Original Report”). This amendment to the Original Report is being filed to clarify that the Company’s former principal accountants were dismissed in connection with retaining new principal accountants. Item 4.01 of the Original Report is amended and restated below in its entirety and supersedes Item 4.01 as it was stated in the Original Report. Exhibit 16.1 attached hereto replaces in its entirety and supersedes Exhibit 16.1 of the Original Report.

Item 4.01. Changes in the Registrant’s Certifying Accountant

We historically retained Dale Matheson Carr-Hilton Labonte, Chartered Accountants (“Dale Matheson”) as our principal accountant. In connection with the closing of the recapitalization, on November 8, 2006, we dismissed Dale Matheson as our principal accountant and retained Friedman LLP as our new principal accountant. Our board of directors approved the decision to change our principal accountant.

Dale Matheson’s reports on the financial statements for the period February 25, 2004 (date of inception) to December 31, 2004, included in the Form 10-KSB as filed with the SEC on March 31, 2005, and the year ended December 31, 2005, included in the Form 10-KSB as filed with the SEC on March 29, 2006, did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. The report for the year ended December 31, 2005 did contain the following statement regarding Aerobic’s ability to continue as a going concern:

“The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has suffered significant operating losses since inception, which raises a substantial doubt about its ability to continue as a going concern. Management’s plans in regard to this matter are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.”

During the period from February 25, 2004 to November 8, 2006, we had no disagreements with Dale Matheson on matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. We had not consulted with Friedman LLP on any matter prior to engaging them as our principal accountant other than auditing Maritime Logistics and TUG in connection with the acquisition.

We have authorized Dale Matheson to respond fully to the inquiries of Friedman LLP concerning any matters discussed above. We have provided Dale Matheson with a copy of the above statements. We have requested that Dale Matheson furnish us with a letter addressed to the SEC stating whether Dale Matheson agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of such letter from Dale Matheson is filed as an exhibit to this Form 8-K.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit #	Description
16.1	Letter regarding Change in Certifying Accountant.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aerobic Creations, Inc.
Date: December 8, 2006
/s/ Robert Agresti

Robert Agresti, Chief Executive Officer